EXHIBIT 99.2

                                VOTING AGREEMENT

        This Voting Agreement (this "Agreement"), dated as of June 3, 1998, is made and entered into by and among those individuals and entities set forth on the signature page hereof (the "Shareholders") for the benefit of the Purchasers (as defined herein).

        1. INTRODUCTION. This Agreement is being entered into in connection with the execution and delivery of that Common Stock Subscription Agreement, dated as of June 3, 1998 (the "Subscription Agreement"), by and among 3DX Technologies Inc. (the "Company"), Minnowburn Corporation and Susan Morrice, among others (the "Purchasers"), whereby the Company will issue shares of its common stock ("Common Stock") to the Purchasers and will grant an option to the Purchasers to acquire additional shares of Common Stock upon the happening of certain events, principal among which is the approval of the shareholders of the Company of the stock issuance contemplated by the option. The stock issuances and other transactions contemplated by the Subscription Agreement (including any issuance of Dilutive Shares or Penalty Shares) are herein referred to as the "Transactions." The Shareholders acknowledge and agree that their execution and delivery of this Agreement and agreement to vote in favor of the Transactions is a material inducement to the Purchasers to execute and deliver the Subscription Agreement and that the Purchasers would not be willing to enter into the Subscription Agreement but for the representations, warranties and covenants contained herein. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Subscription Agreement.

        2. CONSENT. The Company has furnished to each Shareholder a copy of the Subscription Agreement (including all Exhibits thereto). Subject to the terms and conditions of the Subscription Agreement, the Shareholders consent to the Subscription Agreement and the Transactions.

        3. AGREEMENT TO VOTE. To induce the Purchasers to enter into the Subscription Agreement, each of the Shareholders individually covenants and agrees, subject to the limitations set forth in Section 9 hereof, to vote all shares of Common Stock owned directly or indirectly by him (and any and all securities issued or issuable in respect thereof) or which the Shareholder is entitled to vote (collectively, the "Shares") FOR and in favor of the Subscription Agreement and the Transactions at any and all meetings of the shareholders of Company at which the Subscription Agreement and/or the Transactions are considered and at any adjournment(s) thereof.

        4. IRREVOCABLE PROXY. Each Shareholder hereby constitutes and appoints Susan Morrice and Kevin Moore, and each of them (the "Proxy Holder," whether one or both), with full power of substitution, its true and lawful proxy and attorney-in-fact to vote the Shares of such Shareholder at the Stockholders Meeting referred to in Section 1.6(a) of the Subscription Agreement or any adjournment(s) thereof in favor of the approval of (i) the Subscription Agreement, the issuance of the Option and the common stock issuable thereunder, the issuance of the Dilution Shares and the Penalty Shares, if any, and the Transactions and (ii) the Reverse Stock Split. Such proxy shall be limited strictly to the power to vote such Shares in the manner set forth in the preceding sentence and shall not extend to any other matters. Each Shareholder acknowledges that the proxy granted hereby is coupled with an interest and is irrevocable to the full extent permitted by Section 212 of the

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Delaware General Corporation Law. In the event that any Shareholder for any reason fails to vote its Shares in accordance with the requirements of Section 3 hereof, then the Proxy Holder shall have the right to vote such Shares in accordance with the provisions of this Section 4. The vote of the Proxy Holder shall control in any conflict between its vote of such Shares and a vote by any Shareholder of such Shares. The irrevocable proxy granted pursuant to this
Section 4 shall continue in effect until the termination of this Agreement in accordance with its terms.

        5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each of the Shareholders hereby represents and warrants to the Purchasers, as to himself only, as follows:

               (a) Such Shareholder (i) has received a copy of the Subscription Agreement, dated as of June 3, 1998, (ii) has had an opportunity to review the Subscription Agreement to the satisfaction of such Shareholder, (iii) is familiar with the terms of the Transactions and (iv) has had an opportunity to ask questions of and receive satisfactory answers from the officers of the Company concerning the Subscription Agreement and the terms of the Transactions.

               (b) Such Shareholder is the beneficial owner of the shares of Common Stock shown as owned by him on ANNEX A of this Agreement and has the right to vote such shares. In the event the shares are held by a trust, corporation, partnership, limited liability company or other entity, the Shareholder is the duly authorized and acting agent or representative of such entity (with full power and authority to enter into this Agreement) and this Agreement has been duly authorized by all necessary entity action. None of the shares of Common Stock owned by him are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such shares, other than pursuant to this Agreement.

               (c) This Agreement is the legal, valid and binding agreement of such Shareholder, enforceable against him in accordance with its terms, except as such validity, binding effect or enforceability may be limited by bankruptcy, insolvency, or other similar laws relating to creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

               (d) The execution and delivery of this Agreement by such Shareholder do not, and the performance by him of his obligations hereunder will not, constitute a violation of, conflict with or result in a default under any contract, commitment, agreement, understanding, arrangement, statute or restriction of any kind to which he is a party or by which he or any of his property is bound or any judgment, decree or order applicable to him.

               (e) Neither the execution and delivery of this Agreement, nor the performance by such Shareholder of his obligations hereunder will violate any provision of law applicable to him, except for the requirements, if any, of federal and state securities laws.

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               (f) The shares of Common Stock shown on ANNEX A as owned by such
Shareholder are the only securities of the Company owned by him, beneficially or of record, other than options outstanding pursuant to the Company's existing employee stock option plan, and he owns no other options to purchase or rights to subscribe for or otherwise acquire any securities of the Company.

        6. OPTION SHARES. Any shares of Common Stock of the Company issued to the Shareholder upon the exercise of stock options or warrants that are currently exerciseable or become exerciseable during the term of this Agreement shall be deemed Shares for purposes of this Agreement.

        7. COVENANT OF THE SHAREHOLDER. Each of the Shareholders hereby covenants and agrees with the Purchasers that until the Transactions have been consummated such Shareholder will not, without the prior written consent of the Purchasers, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares, or (ii) except in the case of any pledge of the Shares pursuant to which the Shareholder retains the voting rights with respect to the Shares, (a) sell, assign, transfer or otherwise dispose of any Shares, or (b) enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any Shares.

        8. REMEDIES. The parties acknolwedge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties hereto agree that if for any reason any Shareholder shall fails to perform his obligations under this Agreement, then any party hereto seeking to enforce this Agreement against such nonperforming party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that either party hereto may have against the other party hereto for any failure to perform its obligations under this Agreement. The failure by any of the Shareholders to perform his obligations hereunder shall in no way affect the obligation of the other Shareholders to perform their respective obligations hereunder.

        9. LIMITATIONS. This Agreement relates only to each Shareholder's rights and obligations as a holder of Shares and, to the extent such Sharehoder is a member of the board of directors or an officer of the Company, shall not require him to take any action whatsoever, nor shall it affect the fiduciary duties of the Shareholder as a member of the board of directors or as an officer or otherwise.

        10.    MISCELLANEOUS.

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               (a) ASSIGNMENT. Neither this Agreement nor the rights and
obligations hereunder shall be assignable by the parties hereto. This Agreement shall be binding upon each of the Shareholders and such Shareholder's heirs, distributees, successors and assigns by will or by the laws of descent.

               (b) AMENDMENTS; WAIVERS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. The Proxy Holder, in his sole discretion, shall be permitted to waive any of the terms and provisions hereof intended for the benefit of the Purchasers.

               (c) TERMINATION. This Agreement shall terminate in its entirety upon the holding of the Stockholders Meeting.

               (d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

               (e) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

               (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

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        IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                      _______________________________
                                      C. Eugene Ennis

                                      _______________________________
                                      Peter M. Duncan

                                      _______________________________
                                      Douglas C. Nester

                                      _______________________________
                                      Joseph Schuchardt, III

                                      _______________________________
                                      Jon W. Bayless

                                      _______________________________
                                      Douglas C. Williamson

                                      _______________________________
                                      Ronald P. Nowak

                                      _______________________________
                                      Charles E. Edwards

                                      _______________________________
                                      Peter K. Seldin


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                                     ANNEX A

          SHAREHOLDER                                         SHARES
          -----------                                         ------
         C. Eugene Ennis                                      269,267
         Peter M. Duncan (a)                                  355,448
         Douglas C. Nester                                    357,448
         Joseph Schuchardt, III                               41,699
         Jon W. Bayless (b)                                   749,025
         Douglas C. Williamson (c)                            721,903
         Ronald P. Nowak (d)                                  50,000
         Charles E. Edwards                                   17,002
         Peter K. Seldin (e), (f)                             516,363


    (a) Includes 30,000 shares owned by trusts for the benefit of the minor children of Mr. Duncan. Mr. Duncan is the trustee of those trusts.

    (b) Includes 727,477 shares beneficially owned by Citi Growth Fund, L.P. Mr. Bayless is the sole stockholder and director of Jon W. Bayless, Inc., the general partner of Atlantic Partners L.P., the general parter of Citi Growth Fund L.P.

    (c) Includes 721,903 shares held by NationsBanc Capital Corporation. Mr. Williamson is a Managing Director in the Venture Capital Group of NationsBanc Capital Corporation.

    (d) Reflects shares granted under restricted stock award dated March 6, 1998. The company's transfer agent has been provided with instructions regarding the issuance of such shares and is in the process of completing the issuance.

    (e) Includes (i) 198,468 shares owned beneficially by Centennial Associates, L.P., a Delaware limited partnership of which Mr. Seldin is a general partner; (ii) 82,041 shares owned beneficially by Centennial Energy Partners, L.P., a Delaware limited partnership of which Centennial Energy Partners, L.L.C. is the general partner and Mr. Seldin is a member of such general partner; (iii) 64,350 shares owned beneficially by Tercentennial Energy Partners, L.P., a Delaware limited partnership of which Centennial Energy Partners, L.L.C. is the general partner and Mr. Seldin is a member of such general partner; (iv) 16,150 shares owned beneficially by Quadrennial Partners, L.P., a Delaware limited partnership of which Centennial Energy Partners, L.L.C. is the general partner and Mr. Seldin is a member of such general partner; and (v) 9,150 shares owned beneficially by Investment 11, LLC, which is managed under an Investment Management Agreement by Joseph H. Reich & Co., Inc., a New York corporation of which Mr. Seldin is a vice president.

    (f) Includes 146,204 shares being acquired under the Subscription Agreement, which shares are being acquired by the following entities: (i) 66,204 shares by Centennial Energy Partners, L.P.; (ii) 40,000 shares by Tercentennial Energy Partners, L.P.; (iii) 10,000 shares by Quadrennial Partners, L.P.; (iv) 20,000 shares by Centennial Overseas Fund, LTD, which is managed under an Investment Management Agreement by Centennial Management, LLC of which Mr. Seldin is a member; and (v) 10,000 shares by Investment 11, LLC,
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        which is managed under an Investment Management Agreement by Joseph H.
        Reich & Co., Inc., of which Mr. Seldin is a vice president.